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                                                                   EXHIBIT 10.02

                                   EXHIBIT A
                                   ---------

                          FORM OF DISCLOSURE STATEMENT



                              DISCLOSURE STATEMENT
                              --------------------

                       Delivered pursuant to that certain

                          AGREEMENT AND PLAN OF MERGER

                                     AMONG

                             AFC ENTERPRISES, INC.

                                      AND

                             AFC ACQUISITION CORP.

                                      AND

                             SEATTLE COFFEE COMPANY

                                      AND

              THE PRINCIPAL SHAREHOLDERS OF SEATTLE COFFEE COMPANY



                          Dated as of January __, 1998
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                                 CERTIFICATION
                                 -------------



     The undersigned, Seattle Coffee Company ("SCC") and all of its principal shareholders (the "Principal Shareholders"), hereby certify that the attached Schedules are true, correct and complete as of the date hereof and that this Disclosure Statement, upon execution by SCC and the Principal Shareholders, and acceptance by AFC Enterprises, Inc. ("AFC") and AFC Acquisition Corp. ("MergerCo"), shall be attached to and become a part of the Agreement and Plan of Merger, dated January 23, 1998, as amended, among SCC, the Principal Shareholders, AFC and MergerCo.

     This __ day of March, 1998.


                              SEATTLE COFFEE COMPANY

ATTEST:

By:______________________        By:____________________________________
    Its ________ Secretary          Its ____________ President


                              PRINCIPAL SHAREHOLDERS:


                              ______________________________
                              LARRY MCDONALD


                              ________________________________
                              KAREN MCDONALD



                              MICHELE MCCARTHY REVOCABLE TRUST



                              BY:________________________________
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                              PATRICK MCDONALD LIVING TRUST



                              BY:________________________________



                              GAI FAMILY TRUST B



                              BY:________________________________



                              GAI FAMILY TRUST C



                              BY:_________________________________



                              ____________________________________
                              JAMES V.  STEWART


                              ____________________________________
                              UMBERTO BIZZARRI


                              ____________________________________
                              FREDERICK O.  PAULSELL, JR


                              PINCO PALLINO, INC.



                              BY:_________________________________
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The foregoing Disclosure Statement is accepted this __ day of March, 1998.


AFC ENTERPRISES, INC.


By:______________________
Title:_____________________

[CORPORATE SEAL]



AFC ACQUISITION CORP.



By:______________________
Title:_____________________


[CORPORATE SEAL]